UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2023 vascular biogenics ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 HaSatat St.
Modi’in, Israel	7178106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972-8-9935000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.01 each	VBLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, Vascular Biogenics Ltd. (“VBL”) received a letter (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) on August 31, 2022, indicating that Nasdaq had determined that VBL no longer met the minimum bid price requirement of Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”), as the minimum closing bid price for VBL’s ordinary shares was less than $1.00 for the previous 30 consecutive business days. The Notice provided that VBL may consider applying to transfer the listing of its ordinary shares to The Nasdaq Capital Market and following such transfer, under Nasdaq Listing Rule 5810(c)(3)(A)(ii), VBL may be eligible for an additional 180 calendar day compliance period.

Subsequently, on March 2, 2023, VBL transferred its listing to The Nasdaq Capital Market and was provided an additional 180 calendar day compliance period, or until August 28, 2023, to demonstrate compliance with Nasdaq Listing Rule 5550(a)(2).

On August 29, 2023, VBL was notified by Nasdaq that it had not regained compliance with the Minimum Bid Price Requirement. VBL intends to timely request a hearing before the Nasdaq Hearings Panel (the “Panel”), which will stay the suspension of VBL’s ordinary shares pending the Panel’s conclusion of the hearing process. VBL intends to request the extension to regain compliance on the basis that completion of the pending merger transaction and reverse stock split, as described in the amended registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission on September 1, 2023, will enable the combined company following the merger transaction to meet the applicable Nasdaq initial listing requirements, including the Minimum Bid Price Requirement. There can be no assurance that VBL will succeed in its hearing and that the Panel will grant the VBL’s request for a suspension of delisting or continued listing on The Nasdaq Capital Market, or that the combined company will meet Nasdaq’s initial listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR BIOGENICS LTD.

Date:	September 1, 2023	By:	/s/ Dror Harats
		Name:	Dror Harats
		Title:	Chief Executive Officer